Exhibit 10.21



            CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR SECTION 7

            THIS AGREEMENT made this 7th day of April A. D., 2006:
            --------------

BETWEEN:

            SHEAR WIND INC.

            hereinafter called "Shear Wind"
                                                              OF THE FIRST PART
            -and-

            SHANNON INTERNATIONAL INC., formerly SHANNON
            INTERNATIONAL RESOURCES INC.

            hereinafter called "Shannon"
                                                              OF THE SECOND PART

IN CONSIDERATION OF the mutual covenants, agreements, and payments hereinafter set forth, the parties hereto agree as follows:

1.   Amount Due to Shear Wind

     The Parties agree that the amount now due from Shannon to Shear Wind is Two Hundred & Fifty Thousand Dollars ($250,000.00).

2.   Withdrawal of Section 244(1)

     Shear Wind agrees that the Notice of Intention to Enforce Security previously given to Shannon by Shear Wind is hereby withdrawn.

3.   Release of Other Claims

     The Parties each release the other from any other claims or demands heretofore existing.

4.   General Security Agreement

     The Parties acknowledge that Shannon disputes the validity of the General Security Agreement (the "GSA") given by Shannon to Shear Wind and dated February 23, 2005. Notwithstanding that, in consideration of this settlement Shannon agrees to adopt said agreement as its own from this date forward so that it forms a valid charge upon the assets therein described. Except as provided for in paragraph 11 hereof; Shear Wind agrees not to appoint a receiver to enforce the GSA provided that Shannon strictly abides by each and every term of this Agreement.

5.   Petroleum & Natural Gas Rights

     Shannon agrees to cooperate with Shear Wind in facilitating the sale ofthe Petroleum & Natural Gas Rights located upon Prince Edward Island arid referred to in Permits 04-01, 04-04 and 02-01 issued by the Government of Prince Edward Island, and to execute all necessary documents required to facilitate the transfer of the Petroleum & Natural Gas Rights to the purchaser of same.


6.   Maximization of Sale Price

     Shear Wind agrees to use its best efforts and to exercise reasonable diligence so as to maximize the price received upon the sale of the Petroleum & Natural Gas Rights.


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7.   Proceeds of Sale

     From the proceeds of sale Shear Wind shall be paid the first $250,000.00 received. Should the sale price be at least $XXXXXXXXXX, whether as cash or in a combination of cash and other property (whether that other property is shares, options, warrants or otherwise), Shear Wind shall receive a bonus payment of $XXXXXXXX. Should the sale price exceed $XXXXXXXXXXXX, whether as cash or in a combination of cash and other property, then in addition to the $XXXXXXXXX bonus Shear Wind shall receive twenty-five percent (25%) of the excess over $XXXXXXXXXXXX (whether cash or other property).

8.   Failure to Accept Offer

     Should Shannon refuse to accept any offer recommended by Shear Wind, Shannon shall immediately pay to Shear Wind those monies and other property specified herein as if the offer had been accepted by Shannon.

9.   Sale for Less Than $250,000

     Should the sale of the Petroleum & Natural Gas Rights produce a sale price of less than $250,000.00, Shannon agrees to pay the balance due to Shear Wind upon the closing of that sale.

10.  Payment Where No Sale

     Should the Petroleum & Natural Gas Rights not be sold within three months of the date hereof Shannon shall pay to Shear Wind the sum of $250,000.00 forthwith, and Shear Wind upon such payment shall release its GSA. Should the Petroleum & Natural Gas Rights be sold by Shannon after that period of three months, but before 5 years from the date hereof has elapsed, Shannon shall pay to Shear Wind the commissions and bonuses set out in paragraph 7 hereof(with the exception of the initial amount of $250,000.00 if that has already been paid as contemplated in this paragraph).

11.  Appointment of Receiver

     In the event that Shannon fails to abide by paragraphs 8 or 10 hereof, Shear Wind may appoint a receiver under its security. Shannon agrees not to contest or otherwise interfere with the appointment of a receiver in these circumstances.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement upon the date first above written.

SIGNED, SEALED and DELIVERED        )SHEAR WIND INC.
                                    )
                                    )
                                    )
                                    )
/S/ TIM HALL, Witness               )Per:  /s/ MICHAEL MAGNUS, President
---------------------                      ----------------------------
                                    )
                                    )SHANNON INTERNATIONAL INC.
                                    )
                                    )
                                    )
                                    )
/s/ TIM HALL, Witness               )Per: /s/J.WILLIAM CLEMENTS, President
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                                    )





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